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                                                                   Exhibit 10.13

        This Second Supplemental Trust Indenture, dated as of August 4, 1999 (the "Supplemental Indenture"), between Quantum Corporation, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), and LaSalle National Bank, a national banking association organized and existing under the laws of the United States of America, as Trustee (the "Trustee"), supplementing that certain Indenture, dated as of August 1, 1997, between the Company and the Trustee as supplemented by the Supplemental Indenture dated as of August 1, 1997 (the "First Supplemental Indenture, and such Indenture, as supplemented by the First Supplemental Indenture and this Supplemental Indenture, being referred to herein as the "Indenture").

                                   Recitals

        A. The Company has duly authorized the execution and delivery of the Indenture heretofore executed and delivered to provide for the issuance from time to time of its unsecured debentures, notes, or other evidences of indebtedness to be issued in one or more series as provided for in the Indenture heretofore executed and delivered.

        B. The Company issued Securities denominated "7% Convertible Subordinated Notes due 2004" (the "Notes") pursuant to the terms of the First Supplemental Indenture.

        C. Effective August 4, 1999, the Company entered into a restructuring (the "Restructuring") of common stock, whereby the common stock of the Company was exchanged for two classes of tracking stock called DLT & Storage Systems group stock and Hard Disk Drive group stock. In connection with the Restructuring, each share of common stock was changed into one share of DLT & Storage Systems group stock and 0.5 shares of Hard Disk Drive group stock.

        D. Pursuant to Section 14.09 of the Indenture, the Company and the Trustee are required to execute this Supplemental Indenture to make the Notes convertible into both classes of tracking stock as further set forth herein.

                                  ARTICLE ONE
                                  AMENDMENTS

Section 101 Amendment to Section 101 of Indenture. Section 101 of the Indenture is hereby amended by adding the following definitions in appropriate alphabetical order:

             "DSS Common Stock" shall mean the Company's Common Stock called DLT & Storage Systems group stock or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such
                 --------
        resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.
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             "HDD Common Stock" shall mean the Company's Common Stock called
     Hard Disk Drive group stock or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided
                                                                     --------
     that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

Section 102  Amendments to Article Fourteen of Indenture.

     (a) Each of Sections 1404, 1405, 1406 and 1407 of the Indenture is hereby amended by replacing the phrase "Common Stock" with the phrase "DSS Common Stock or HDD Common Stock" in each place where such phrase appears.

     (b) Section 1409 of the Indenture is hereby amended by replacing it in its entirety with the following:

     If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of DSS Common Stock or HDD Common Stock (other than a subdivision or combination of DSS Common Stock or HDD Common Stock, as the case may be, to which Section 1404 applies), (ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of DSS Common Stock or HDD Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such DSS Common Stock or HDD Common Stock, as the case may be, or (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of DSS Common Stock or HDD Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such DSS Common Stock or HDD Common Stock, as the case may be, then the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that the Holder of each Security of a series then Outstanding that is convertible into DSS Common Stock or HDD Common Stock of the Company shall have the right thereafter to convert such Security into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of DSS Common Stock or HDD Common Stock issuable upon conversion of such Securities (assuming, for such purposes, a sufficient number of authorized shares of DSS Common Stock or HDD Common Stock, as the case may be, available to convert all such Securities) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of DSS Common Stock or HDD Common Stock, as the case may be, did not exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance (provided that, if

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     the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance is not the same for each share of DSS Common Stock or HDD Common Stock, as the case may be, in respect of which such rights of election shall not have been exercised ("nonelecting share")), then for the purposes of this
     Section 1409 the kind and amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares.

             Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article or in accordance with the terms of the supplemental indenture or Board Resolutions setting forth the terms of such adjustments. The above provisions of this Section 1409 shall similarly apply to successive consolidations, mergers, conveyances, sales, transfers or leases. Notice of the execution of such a supplemental indenture shall be given by the Company to the Holder of each Security of a series that is convertible into DSS Common Stock or HDD Common Stock of the Company as provided in Section 106 promptly upon such execution.

             Neither the Trustee nor any conversion agent, if any, shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or other securities or property or cash receivable by Holders of Securities of a series convertible into DSS Common Stock and HDD Common Stock of the Company upon the conversion of their Securities after any such consolidation, merger, conveyance, transfer, sale or lease or to any such adjustment, but may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, an Opinion of Counsel with respect thereto, which the Company shall cause to be furnished to the Trustee upon request.

Section 103  Amendments to Section 201 of First Supplemental Indenture.

     Section 201 of the Supplemental Indenture is hereby amended by adding the following definitions in the appropriate alphabetized order:

             "DSS Conversion Price" has the meaning specified in Section 501 of this Supplemental Indenture.

             "HDD Conversion Price" shall have the meaning specified in Section 501 of this Supplemental Indenture.

Section 104  Amendment to Section 401 of First Supplemental Indenture.

     Section 401 of the First Supplemental Indenture is hereby amended by replacing the proviso beginning in the fourth line of the first paragraph of
Section 401 with the following:

     provided, however, that the Notes will not be redeemable following August
     --------  -------
     1, 1999, and before August 1, 2001, unless the fair market value of the DSS Common Stock

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     and HDD Common Stock issuable upon the conversion of $1,000 of principal amount of Notes, based on the Closing Prices for at least 20 Trading Days within a period of 30 consecutive Trading Days ending within five Trading Days prior to the notice of redemption, exceeds $1,250 (using the same Trading Days for determining the Closing Prices of both the DSS Common Stock and the HDD Common Stock).

Section 105 Amendment to Article Five of First Supplemental Indenture.

     Article Five of the First Supplemental Indenture is hereby replaced in its entirety with the following:

     Section 501  Conversion Right

             Subject to and upon compliance with the provisions of this Article, each Holder shall have the right to convert any $1000 of principal of Notes held by such holder into the number of DSS Common Stock obtained by dividing $666.67 by the DSS Conversion Price and into the number of HDD Common Stock obtained by dividing $333.33 by the HDD Conversion Price. Such conversion right shall commence on August 1, 1997 and expire at the close of business on August 1, 2004, subject, in the case of the conversion of any Global Security, to any applicable book-entry procedures of the Depositary therefor. In case a Note is called for redemption at the election of the Company, such conversion right in respect of the Note shall expire at the close of business on the Business Day next preceding the Redemption Date. A Note in respect of which a Holder is exercising its option to require redemption upon a Fundamental Change may be converted only if such Holder withdraws its election to exercise its option in accordance with Article Six of this Supplemental Indenture.

             The initial DSS Conversion Price shall be $30.883 and the initial HDD Conversion Price shall be $30.883, and each shall be adjusted in certain instances as provided in this Article Five.

     Section 502  Adjustment of DSS Conversion Price.

             The DSS Conversion Price shall be subject to adjustment from time to time as follows:

                  (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding DSS Common Stock in shares of DSS Common Stock, the DSS Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such DSS Conversion Price by a fraction of which the numerator shall be the number of shares of DSS Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction

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     to become effective immediately after the opening of business on the day following the date fixed for such determination. The Company will not pay any dividend or make any distribution on shares of DSS Common Stock held in the treasury of the Company. The Company will not pay any dividend or make any distribution on shares of DSS Common Stock held in the treasury of the Company. If any dividend or distribution of the type described in this
     Section 502(a) is declared but not so paid or made, the DSS Conversion Price shall again be adjusted to the DSS Conversion Price which would then be in effect if such dividend or distribution had not been declared.

               (b) In case the Company shall issue rights or warrants to all holders of its outstanding shares of DSS Common Stock entitling them (for a period expiring within 45 days after the date fixed for determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of DSS Common Stock at a price per share less than the Current Market Price (as defined below) on the date fixed for determination of stockholders entitled to receive such rights or warrants, the DSS Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the DSS Conversion Price in effect immediately prior to the date fixed for determination of stockholders entitled to receive such rights or warrants by a fraction of which the numerator shall be the number of shares of DSS Common Stock outstanding at the close of business on the date fixed for determination of stockholders entitled to receive such rights and warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price, and of which the denominator shall be the number of shares of DSS Common Stock outstanding on the date fixed for determination of stockholders entitled to receive such rights and warrants plus the total number of additional shares of DSS Common Stock offered for subscription or purchase. Such adjustment shall be successively made whenever any such rights and warrants are issued, and shall become effective immediately after the opening of business on the day following the date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of DSS Common Stock are not delivered after the expiration of such rights or warrants, the DSS Conversion Price shall be readjusted to the DSS Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of DSS Common Stock actually delivered. In the event that such rights or warrants are not so issued, the DSS Conversion Price shall again be adjusted to be the DSS Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of DSS Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of DSS Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

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          (c) In case outstanding shares of DSS Common Stock shall be subdivided into a greater number of shares of DSS Common Stock, the DSS Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of DSS Common Stock shall be combined into a smaller number of shares of DSS Common Stock, the DSS Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its DSS Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 502(a) applies) or evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in Section 502(b), and excluding any dividend or distribution (x) paid exclusively in cash or (y) referred to in
Section 502(a) (any of the foregoing hereinafter in this Section 502(d) called the "DSS Distribution Securities")), then, in each such case (unless the Company elects to reserve such DSS Distribution Securities for distribution to the Holders upon the conversion of the Notes so that any such Holder converting Notes will receive upon such conversion, in addition to the shares of DSS Common Stock to which such Holder is entitled, the amount and kind of such DSS Distribution Securities which such Holder would have received if such Holder had converted its Notes immediately prior to the Distribution Record Date (as defined in Section 504(c) for such distribution of the DSS Distribution Securities)), the DSS Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the DSS Conversion Price in effect on the Distribution Record Date with respect to such distribution by a fraction of which the numerator shall be the Current Market Price per share of the DSS Common Stock on such Distribution Record Date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) on the Distribution Record Date of the portion of the Securities so distributed applicable to one share of DSS Common Stock and the denominator shall be the Current Market Price per share of the DSS Common Stock, such reduction to become effective immediately prior to the opening of business on the day following such Distribution Record Date; provided, however, that in the event the then fair
                          --------  -------
market value (as so determined) of the portion of the DSS Distribution Securities so distributed applicable to one share of DSS Common Stock is equal to or greater than the Current Market Price of the DSS Common Stock on the Distribution Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of DSS Distribution Securities such Holder would have received had such Holder converted each Note on the Distribution Record Date.
In the event that such dividend or distribution is not so paid or made, the DSS Conversion Price shall again be adjusted to be the DSS Conversion Price which

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would then be in effect if such dividend or distribution had not been declared.
If the Board of Directors determines the fair market value of any distribution for purposes of this Section 502(d) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price of the DSS Common Stock.

          Each share of DSS Common Stock upon conversion of Notes shall be entitled to receive the appropriate number of Rights, if any, and the certificates representing the DSS Common Stock issued upon such conversion shall bear such legends, if any, in each case as provided by and subject to the terms of the Rights Agreement as in effect at the time of such conversion. If the Rights are separated from the DSS Common Stock in accordance with the provisions of the Rights Agreement such that the Holders would thereafter not be entitled to receive any such Rights in respect to the DSS Common Stock, issuable upon conversion of such Notes, the DSS Conversion Price will be adjusted as provided in this Section 502(d) on the separation date; provided that if such Rights
                                                --------
expire, terminate or are redeemed by the Company, the DSS Conversion Price shall again be adjusted to be the DSS Conversion Price which would then be in effect if such separation had not occurred. In lieu of any such adjustment, the Company may amend the Rights Agreement to provide that upon conversion of the Notes the Holders will receive, in addition to the DSS Common Stock issuable upon such conversion, the Rights which would have attached to such shares of DSS Common Stock if the Rights had not become separated from the DSS Common Stock pursuant to the provisions of the Rights Agreement.

          Rights or warrants distributed by the Company to all holders of DSS Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("DSS Trigger Event"): (i) are deemed to be transferred with such shares of DSS Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of DSS Common Stock, shall be deemed not to have been distributed for purposes of this Section 502 (and no adjustment to the DSS Conversion Price under this Section 502 will be required) until the occurrence of the earliest DSS Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the DSS Conversion Price shall be made under this Section 502(d). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Supplemental Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any DSS Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for

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purposes of calculating a distribution amount for which an adjustment to the DSS
Conversion Price under this Section 502 was made, (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the DSS Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or DSS Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of DSS Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of DSS Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the DSS Conversion Price shall be readjusted as if such rights and warrants had not been issued.

     For purposes of this Section 502(d) and Sections 502(a) and (b), any dividend or distribution to which this Section 502(d) is applicable that also includes shares of DSS Common Stock, or rights or warrants to subscribe for or purchase shares of DSS Common Stock (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than such shares of DSS Common Stock or rights or warrants (and any DSS Conversion Price reduction required by this Section 502(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of DSS Common Stock or such rights or warrants (and any further DSS Conversion Price reduction required by Sections 502(a) and (b) with respect to such dividend or distribution shall then be made), except (A) the Distribution Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution" and "the date fixed for such determination" within the meaning of Sections 502(a) and (b) and (B) any shares of DSS Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 502(a).

          (e) In case the Company shall, by dividend or otherwise, distribute to all holders of its DSS Common Stock cash (excluding (x) any quarterly cash dividend on the DSS Common Stock to the extent the aggregate cash dividend per share of DSS Common Stock in any fiscal quarter does not exceed the greater of
(A) the amount per share of DSS Common Stock of the next preceding quarterly cash dividend on the DSS Common Stock to the extent that such preceding quarterly dividend did not require any adjustment of the DSS Conversion Price pursuant to this Section 502(e) (as adjusted to reflect subdivisions or combinations of the DSS Common Stock), and (B) 3.75% of the arithmetic average of the Closing Price (determined as set forth in Section 504(a)) during the ten Trading Days (as defined in Section 504(e)) immediately prior to the date of declaration of such dividend, and (y) any dividend or distribution in connection with the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary), then, in such case, the DSS Conversion Price shall be reduced so that the same shall equal the price determined

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by multiplying the DSS Conversion Price in effect immediately prior to the close of business on such Distribution Record Date by a fraction of which the numerator shall be the Current Market Price of the DSS Common Stock on the Distribution Record Date less the amount of cash so distributed (and not excluded as provided above) applicable to one share of DSS Common Stock and the denominator shall be such Current Market Price of the DSS Common Stock, such reduction to be effective immediately prior to the opening of business on the day following the Distribution Record Date; provided, however, that in the event
                                            --------  -------
the portion of the cash so distributed applicable to one share of DSS Common Stock is equal to or greater than the Current Market Price of the DSS Common Stock on the Distribution Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of cash such Holder would have received had such Holder converted each Note on the Distribution Record Date. In the event that such dividend or distribution is not so paid or made, the DSS Conversion Price shall again be adjusted to be the DSS Conversion Price which would then be in effect if such dividend or distribution had not been declared. If any adjustment is required to be made as set forth in this Section 502(e) as a result of a distribution that is a quarterly dividend, such adjustment shall be based upon the amount by which such distribution exceeds the amount of the quarterly cash dividend permitted to be excluded pursuant hereto. If an adjustment is required to be made as set forth in this Section 502(e) above as a result of a distribution that is not a quarterly dividend, such adjustment shall be based upon the full amount of the distribution.

          (f) In case a tender or exchange offer made by the Company or any Subsidiary of the Company for all or any portion of the DSS Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of consideration per share of DSS Common Stock having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board if Directors) that as of the last time (the "DSS Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) that exceeds the Current Market Price of the DSS Common Stock on the Trading Day next succeeding the DSS Expiration Time, the DSS Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the DSS Conversion Price in effect immediately prior to the DSS Expiration Time by a fraction of which the numerator shall be the number of shares of DSS Common Stock outstanding (including any tendered or exchanged shares) on the DSS Expiration Time multiplied by the Current Market Price of the DSS Common Stock on the Trading Day next succeeding the DSS Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the DSS Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "DSS Purchased Shares") and (y) the product of the number of shares of DSS Common Stock outstanding (less any DSS Purchased Shares) on the DSS Expiration Time and the Current Market

                                      -9-
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Price of the DSS Common Stock on the Trading Day next succeeding the DSS
Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the DSS Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the DSS Conversion Price shall again be adjusted to be the DSS Conversion Price which would then be in effect if such tender or exchange offer had not been made.

          (g) In case of a tender or exchange offer made by a Person other than the Company or any Subsidiary for an amount which increases the offeror's ownership of DSS Common Stock and HDD Common Stock to more than 25% of the aggregate amount of DSS Common Stock and HDD Common Stock outstanding and shall involve the payment by such Person of consideration per share of DSS Common Stock having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) at the last time (the "DSS Offer Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Current Market Price of the DSS Common Stock on the Trading Day next succeeding the DSS Offer Expiration Time, and in which, as of the DSS Offer Expiration Time the Board of Directors is not recommending rejection of the offer, the DSS Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the DSS Conversion Price in effect immediately prior to the DSS Offer Expiration Time by a fraction of which the numerator shall be the number of shares of DSS Common Stock outstanding (including any tendered or exchanged shares) on the DSS Offer Expiration Time multiplied by the Current Market Price of the DSS Common Stock on the Trading Day next succeeding the DSS Offer Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the DSS Offer Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "DSS Accepted Purchased Shares") and (y) the product of the number of shares of DSS Common Stock outstanding (less any DSS Accepted Purchased Shares) on the DSS Offer Expiration Time and the Current Market Price of the DSS Common Stock on the Trading Day next succeeding the DSS Offer Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the DSS Offer Expiration Time. In the event that such Person is obligated to purchase shares pursuant to any such tender or exchange offer, but such Person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the DSS Conversion Price shall again be adjusted to be the DSS Conversion Price which would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this Section 502(g) shall not be made if, as of the DSS Offer Expiration Time, the offering documents with respect to such offer

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disclose a plan or intention to cause the Company to engage in any transaction described in Article Eight of the Indenture.

     Section 503 Adjustment of HDD Conversion Price.

     The HDD Conversion Price shall be subject to adjustment from time to time as follows:

          (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding HDD Common Stock in shares of HDD Common Stock, the HDD Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such HDD Conversion Price by a fraction of which the numerator shall be the number of shares of HDD Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. The Company will not pay any dividend or make any distribution on shares of HDD Common Stock held in the treasury of the Company. The Company will not pay any dividend or make any distribution on shares of HDD Common Stock held in the treasury of the Company. If any dividend or distribution of the type described in this Section 503(a) is declared but not so paid or made, the HDD Conversion Price shall again be adjusted to the HDD Conversion Price which would then be in effect if such dividend or distribution had not been declared.

          (b) In case the Company shall issue rights or warrants to all holders of its outstanding shares of HDD Common Stock entitling them (for a period expiring within 45 days after the date fixed for determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of HDD Common Stock at a price per share less than the Current Market Price (as defined below) on the date fixed for determination of stockholders entitled to receive such rights or warrants, the HDD Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the HDD Conversion Price in effect immediately prior to the date fixed for determination of stockholders entitled to receive such rights or warrants by a fraction of which the numerator shall be the number of shares of HDD Common Stock outstanding at the close of business on the date fixed for determination of stockholders entitled to receive such rights and warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price, and of which the denominator shall be the number of shares of HDD Common Stock outstanding on the date fixed for determination of stockholders entitled to receive such rights and warrants plus the total number of additional shares of HDD Common Stock offered for subscription or purchase. Such adjustment shall be successively made whenever any such rights and warrants are issued, and shall become effective immediately after the opening of business on the day following the date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of HDD Common Stock are not delivered after the expiration of such rights or warrants, the HDD Conversion Price shall be readjusted to the HDD Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of HDD Common Stock actually delivered. In the event that such rights or warrants are not so issued, the HDD Conversion Price shall again be adjusted to be the HDD Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of HDD Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of HDD Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

          (c) In case outstanding shares of HDD Common Stock shall be subdivided into a greater number of shares of HDD Common Stock, the HDD Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of HDD Common Stock shall be combined into a smaller number of shares of HDD Common Stock, the HDD Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its HDD Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 503(a) applies) or evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in Section 503(b), and excluding any dividend or distribution (x) paid exclusively in cash or (y) referred to in
Section 503(a) (any of the foregoing hereinafter in this Section 503(d) called the "HDD Distribution Securities")), then, in each such case (unless the Company elects to reserve such HDD Distribution Securities for distribution to the Holders upon the conversion of the Notes so that any such Holder converting Notes will receive upon such conversion, in addition to the shares of HDD Common Stock to which such Holder is entitled, the amount and kind of such HDD Distribution Securities which such Holder would have received if such Holder had converted its Notes immediately prior to the Distribution Record Date (as defined in Section 504(c) for such distribution of the HDD Distribution Securities)), the HDD Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the HDD Conversion Price in effect on the Distribution Record Date with respect to such distribution by a fraction of which the numerator shall be the Current Market Price per share of the HDD Common Stock on such Distribution Record Date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) on the Distribution Record Date of the portion of the Securities so distributed applicable to one share of HDD Common Stock and the denominator shall be the Current Market Price per share of the HDD Common Stock, such reduction to become effective immediately prior to the opening of business on the day following such Distribution Record Date; provided, however, that in the event the then fair
                          --------  -------
market value (as so determined) of the portion of the HDD Distribution Securities so distributed applicable to one share of HDD Common Stock is equal to or greater than the Current Market Price of the HDD Common Stock on the Distribution Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of HDD Distribution Securities such Holder would have received had such Holder converted each Note on the Distribution Record Date.
In the event that such dividend or distribution is not so paid or made, the HDD Conversion Price shall again be adjusted to be the HDD Conversion Price which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 503(d) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price of the HDD Common Stock.

     Each share of HDD Common Stock upon conversion of Notes shall be entitled to receive the appropriate number of Rights, if any, and the certificates representing the HDD Common Stock issued upon such conversion shall bear such legends, if any, in each case as provided by and subject to the terms of the Rights Agreement as in effect at the time of such conversion. If the Rights are separated from the HDD Common Stock in accordance with the provisions of the Rights Agreement such that the Holders would thereafter not be entitled to receive any such Rights in respect to the HDD Common Stock, issuable upon conversion of such Notes, the HDD Conversion Price will be adjusted as provided in this Section 503(d) on the separation date; provided that if such Rights
                                               --------
expire, terminate or are redeemed by the Company, the HDD Conversion Price shall again be adjusted to be the HDD Conversion Price which would then be in effect if such separation had not occurred. In lieu of any such adjustment, the Company may amend the Rights Agreement to provide that upon conversion of the Notes the Holders will receive, in addition to the HDD Common Stock issuable upon such conversion, the Rights which would have attached to such shares of HDD Common Stock if the Rights had not become separated from the HDD Common Stock pursuant to the provisions of the Rights Agreement.

     Rights or warrants distributed by the Company to all holders of HDD Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("HDD Trigger Event"): (i) are deemed to be transferred with such shares of HDD Common Stock;

(ii) are not exercisable; and (iii) are also issued in respect of future issuances of HDD Common Stock, shall be deemed not to have been distributed for purposes of this Section 503 (and no adjustment to the HDD Conversion Price under this Section 503 will be required) until the occurrence of the earliest HDD Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the HDD Conversion Price shall be made under this Section 503(d). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Supplemental Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any HDD Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the HDD Conversion Price under this Section 503 was made, (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the HDD Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or HDD Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of HDD Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of HDD Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the HDD Conversion Price shall be readjusted as if such rights and warrants had not been issued.

     For purposes of this Section 503(d) and Sections 503(a) and (b), any dividend or distribution to which this Section 503(d) is applicable that also includes shares of HDD Common Stock, or rights or warrants to subscribe for or purchase shares of HDD Common Stock (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than such shares of HDD Common Stock or rights or warrants (and any HDD Conversion Price reduction required by this Section 503(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of HDD Common Stock or such rights or warrants (and any further HDD Conversion Price reduction required by Sections 503(a) and (b) with respect to such dividend or distribution shall then be made), except (A) the Distribution Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution" and "the date fixed for such determination" within the meaning of Sections 503(a) and (b) and (B) any shares of HDD Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 503(a).

          (e) In case the Company shall, by dividend or otherwise, distribute to all holders of its HDD Common Stock cash (excluding (x) any quarterly cash dividend on the HDD Common Stock to the extent the aggregate cash dividend per share of HDD Common Stock in any fiscal quarter does not exceed the greater of
(A) the amount per share of HDD Common Stock of the next preceding quarterly cash dividend on the HDD Common Stock to the extent that such preceding quarterly dividend did not require any adjustment of the HDD Conversion Price pursuant to this Section 503(e) (as adjusted to reflect subdivisions or combinations of the HDD Common Stock), and (B) 3.75% of the arithmetic average of the Closing Price (determined as set forth in Section 504(a)) during the ten Trading Days (as defined in Section 504(e)) immediately prior to the date of declaration of such dividend, and (y) any dividend or distribution in connection with the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary), then, in such case, the HDD Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the HDD Conversion Price in effect immediately prior to the close of business on such Distribution Record Date by a fraction of which the numerator shall be the Current Market Price of the HDD Common Stock on the Distribution Record Date less the amount of cash so distributed (and not excluded as provided above) applicable to one share of HDD Common Stock and the denominator shall be such Current Market Price of the HDD Common Stock, such reduction to be effective immediately prior to the opening of business on the day following the Distribution Record Date; provided, however, that in the event the portion of
                          --------  -------
the cash so distributed applicable to one share of HDD Common Stock is equal to or greater than the Current Market Price of the HDD Common Stock on the Distribution Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of cash such Holder would have received had such Holder converted each Note on the Distribution Record Date. In the event that such dividend or distribution is not so paid or made, the HDD Conversion Price shall again be adjusted to be the HDD Conversion Price which would then be in effect if such dividend or distribution had not been declared. If any adjustment is required to be made as set forth in this Section 503(e) as a result of a distribution that is a quarterly dividend, such adjustment shall be based upon the amount by which such distribution exceeds the amount of the quarterly cash dividend permitted to be excluded pursuant hereto. If an adjustment is required to be made as set forth in this Section 503(e) above as a result of a distribution that is not a quarterly dividend, such adjustment shall be based upon the full amount of the distribution.

          (f) In case a tender or exchange offer made by the Company or any Subsidiary of the Company for all or any portion of the HDD Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of consideration per share of HDD Common Stock having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board if

Directors) that as of the last time (the "HDD Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) that exceeds the Current Market Price of the HDD Common Stock on the Trading Day next succeeding the HDD Expiration Time, the HDD Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the HDD Conversion Price in effect immediately prior to the HDD Expiration Time by a fraction of which the numerator shall be the number of shares of HDD Common Stock outstanding (including any tendered or exchanged shares) on the HDD Expiration Time multiplied by the Current Market Price of the HDD Common Stock on the Trading Day next succeeding the HDD Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the HDD Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "HDD Purchased Shares") and (y) the product of the number of shares of HDD Common Stock outstanding (less any HDD Purchased Shares) on the HDD Expiration Time and the Current Market Price of the HDD Common Stock on the Trading Day next succeeding the HDD Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the HDD Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the HDD Conversion Price shall again be adjusted to be the HDD Conversion Price which would then be in effect if such tender or exchange offer had not been made.

          (g) In case of a tender or exchange offer made by a Person other than the Company or any Subsidiary for an amount which increases the offeror's ownership of HDD Common Stock and DSS Common Stock to more than 25% of the aggregate HDD Common Stock and DSS Common Stock outstanding and shall involve the payment by such Person of consideration per share of HDD Common Stock having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) at the last time (the "DHH Offer Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Current Market Price of the HDD Common Stock on the Trading Day next succeeding the DHH Offer Expiration Time, and in which, as of the DHH Offer Expiration Time the Board of Directors is not recommending rejection of the offer, the HDD Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the HDD Conversion Price in effect immediately prior to the DHH Offer Expiration Time by a fraction of which the numerator shall be the number of shares of HDD Common Stock outstanding (including any tendered or exchanged shares) on the DHH Offer Expiration Time multiplied by the Current Market Price of the HDD Common Stock on the Trading Day next succeeding the DHH Offer Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the DHH Offer Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "DHH Accepted Purchased Shares") and (y) the product of the number of shares of HDD Common Stock outstanding (less any DHH Accepted Purchased Shares) on the DHH Offer Expiration Time and the Current Market Price of the DSS Common Stock on the Trading Day next succeeding the DHH Offer Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the DHH Offer Expiration Time. In the event that such Person is obligated to purchase shares pursuant to any such tender or exchange offer, but such Person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the HDD Conversion Price shall again be adjusted to be the HDD Conversion Price which would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this Section 503(g) shall not be made if, as of the DHH Offer Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause the Company to engage in any transaction described in Article Eight of the Indenture.

     504 Certain Definitions. For purposes of this Article Five, the following terms shall have the meaning indicated:

          (a) "Closing Price" with respect to any securities on any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the New York Stock Exchange, or, if such security is not listed or admitted to trading on such Exchange, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors or, to the extent permitted by applicable law, a duly authorized committee thereof, whose determination shall be conclusive.

          (b) "Current Market Price" shall mean the average of the daily Closing Prices per share of DSS Common Stock or HDD Common Stock for the ten consecutive Trading Days immediately prior to the date in question; provided, however, that
                                                        --------  -------
(1) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution or Fundamental Change requiring such computation) that requires an adjustment to the DSS Conversion Price or the HDD Conversion Price, as the Case may be, pursuant to this Section 5.02 occurs during such ten consecutive

Trading Days, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the DSS Conversion Price or the HDD Conversion Price, as the case may be is so required to be adjusted as a result of such other event, (2) if the "ex" date for any event (other than the issuance, distribution or Fundamental Change requiring such computation) that requires an adjustment to the Conversion Price pursuant to this Section 5.02 occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the DSS Conversion Price or the HDD Conversion Price, as the case may be, is so required to be adjusted as a result of such other event, and (3) if the "ex" date for the issuance, distribution or Fundamental Change requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (1) or (2) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors or, to the extent permitted by applicable law, a duly authorized committee thereof in a manner consistent with any determination of such value for purposes of Section 502(d), (f) or (g), in the case of DSS Common Stock, or Section 5.03 (d), (f) or
(g), in the case of HDD Common Stock, whose determination shall be conclusive and described in a resolution of the Board of Directors or such duly authorized committee thereof, as the case may be) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of DSS Common Stock or HDD Common Stock, as the case may be, as of the close of business on the day before such "ex" date. For purposes of any computation under
Section 502(f) or (g) in the case of DSS Common Stock, or 503(f) or (g) in the case of HDD Common Stock, the Current Market Price of the Common Stock on any date shall be deemed to be the average of the daily Closing Prices per share of DSS Common Stock or HDD Common stock, as the case may be, for such day and the next two succeeding Trading Days; provided, however, that if the "ex"
                                  --------  -------
date for any event (other than the tender or exchange offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to this Section 5.02 occurs on or after the DSS Expiration Time, HDD Expiration Time, DSS Offer Expiration Time or DHH Offer Expiration Time, as the case may be, for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the DSS Conversion Price or the HDD Conversion Price, as the case may be, is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the DSS Common Stock or HDD Common Stock, as the case may be, trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (2) when used with respect to any subdivision or combination of shares of DSS Common Stock or HDD Common Stock, as the case may be, means the first date on which the DSS Common Stock or HDD Common Stock, as the case may be, trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (3) when used with respect to any tender or exchange offer means the first date on which the DSS Common Stock or HDD Common Stock, as the case may be, trades regular way on such exchange or in such market after the DSS Expiration Time, HDD Expiration Time, DSS Offer Expiration Time or DHH Offer Expiration Time, as the case may be, of such offer.

          (c) "Distribution Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of DSS Common Stock or HDD Common Stock, as the case may be, have the right to receive any cash, securities or other property or in which such Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

          (d) "fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction.

          (e) "Trading Day" shall mean (x) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national security exchange, a day on which the New York Stock Exchange or another national security exchange is open for business or (y) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made on thereon or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          505  General Conversion Provisions

          (a) No adjustment in the DSS Conversion Price or the HDD Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in either such price; provided, however, that any
                                              --------  -------
adjustments which by reason of this Section 505(a) are not required to be made shall be carried forward and taken into account in any subsequent adjustment of the DSS Conversion Price or the HDD Conversion Price, as the case may be. All calculations under this Article Five shall be made by the Company and shall be made to the nearest one tenth of a cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest. To the extent the Notes become convertible into cash, assets, property or securities (other than capital stock of the Company), no adjustment need be made thereafter as to the cash, assets, property or such securities. Interest will not accrue on the cash.

          (b) Whenever the DSS Conversion Price or the HDD Conversion Price, as the case may be, is adjusted as herein provided, the Company shall promptly file with the Trustee and any conversion agent other than the Trustee an Officers' Certificate setting forth the DSS Conversion Price and the HDD Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the DSS Conversion Price or the HDD Conversion Price, as the case may be, setting forth the adjusted DSS Conversion Price or HDD Conversion Price, as the case may be, and the date on which each adjustment becomes effective and shall mail such notice of such adjustment to the Holder of each Note at his last address appearing on the Security Register within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

          (c) In any case in which this Article Five provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the Holder of any Note converted after such record date and before the occurrence of such event the additional shares of DSS Common Stock or HDD Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the DSS Common Stock and HDD Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 1403 of the Indenture.

          (d) For purposes of this Article Five, the number of shares of DSS Common Stock and HDD Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of DSS Common Stock or HDD Common Stock. The Company will not pay any dividend or make any distribution on shares of DSS Common Stock or HDD Common Stock held in the treasury of the Company.

          (e) The Company may make such reductions in the DSS Conversion Price and HDD Conversion Price, in addition to those required by this Sections 502 or 503, as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of DSS Common Stock or HDD Common Stock, respectively, or rights to purchase DSS Common Stock or HDD Common Stock, as the case may be, resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

     To the extent permitted by applicable law, the Company from time to time may reduce the DSS Conversion Price or the HDD Conversion Price by any amount for any period of time if the period is at least twenty (20) days, the reduction is irrevocable during the period and the Board of Directors shall have made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive. Whenever the DSS Conversion Price or the

     HDD Conversion Price, as the case may be, is reduced pursuant to the preceding sentence, the Company shall mail to holders of record of the Notes a notice of the reduction at least fifteen (15) days prior to the date the reduction takes effect, and such notice shall state the reduced DSS Conversion Price or HDD Conversion Price and the period during which it will be in effect.

Section 106  Amendment to Annex 1.

     Annex 1 of the First Supplemental Indenture is hereby replaced in its entirety with Annex 1 hereto.

                                  ARTICLE TWO
                                 MISCELLANEOUS

Section 201   Reference to and Effect on the Indenture.

     This Supplemental Indenture shall be construed as supplemental to the Indenture and all the terms and conditions of this Supplemental Indenture shall be deemed to be part of the terms and conditions of the Indenture. This Supplemental Indenture is subject to the provisions of the Trust Indenture Act, and shall, to the extent applicable, be governed by such provisions.

Section 202  Supplemental Indenture May be Executed In Counterparts.

     This instrument may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

Section 203  Effect of Headings.

     The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 204  Separability.

     In case any one or more of the provisions contained in this Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provisions of this Supplemental Indenture or of the Notes, but this Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 205  Governing Law.

     THIS SUPPLEMENTAL INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed all as of the day and year first above written.

                                      Quantum Corporation

                                      By: /s/ Richard L. Clemmer
                                          _____________________________________
                                          Richard L. Clemmer
                                          Executive Vice President, Finance and
                                          Chief Financial Officer





                                      LaSalle National Bank, as Trustee

                                      By: /s/ Estelita E. Tucker
                                          _____________________________________
                                          Estelita E. Tucker
                                          Assistant Vice President

                                    Annex 1
                          [Form of Face of Security]

[If the Security is a Global Security, insert -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

                              QUANTUM CORPORATION

                   7% Convertible Subordinated Note due 2004


No. __________                                           $ ____________
                                                    CUSIP: ____________

     Quantum Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________________, or registered assigns, the principal sum of ___________________ Dollars on August 1, 2004 and to pay interest thereon from August 1, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 1 and August 1 in each year, commencing February 1, 1998, at the rate of 7% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and any interest on this Security will be made at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, The City of New York, or at the option of the Holder of this Security, at the Corporate Trust Office, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at
                                                      --------  -------
the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided, further, that a Holder with an aggregate principle
                   --------  -------
amount in excess of $5,000,000 will be paid by wire transfer in immediately available funds at the election of such Holder.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be signed manually or by facsimile by their duly authorized officers and by its corporate seal to be affixed or imported hereon.

Dated:  ___________
                                                QUANTUM CORPORATION

                                                By: ___________________________
                                                    Title:
Attest:

By: ______________________________
    Title:

     The Trustee's certificates of authentication shall be in substantially the following form:

     This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                                LASALLE NATIONAL BANK
                                                As Trustee

                                                By: ___________________________
                                                    Authorized Officer

                          Form of Reverse of Security

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of August 1, 1997 (herein called the "Indenture," which term shall have the meaning assigned to it in such instrument), between the Company and LaSalle National Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $287,500,000, and is issued pursuant to a Supplemental Trust Indenture supplementing the Indenture, dated as of August 1, 1997, from the Company to Trustee relating to the issuance of the "7% Convertible Notes due 2004" of this series (the "Supplemental Indenture").

     The Securities will not be subject to redemption prior to August 1, 1999 and will be redeemable on and after such date at the option of the Company, in whole or in part, upon not less than 15 nor more than 60 days' notice to the Holders, at the Redemption Prices (expressed as a percentage of principal amount) set forth below; provided, however, that the Securities will not be
                         --------  -------
redeemable following August 1, 1999, and before August 1, 2001, unless the fair market value of the DSS Common Stock and HDD Common Stock issuable upon the conversion of $1,000 of principal amount of Notes, based on the Closing Prices for at least 20 Trading Days within a period of 30 consecutive Trading Days ending within five Trading Days prior to the notice of redemption, exceeds $1,250 (using the same Trading Days for determining the Closing Prices of both the DSS Common Stock and the HDD Common Stock).

     The Redemption Price (expressed as a percentage of principal amount) is as follows for the 12 month periods beginning on August 1 of the following years:

      Year                                   Redemption Price
      ----                                   ----------------

      1999.............................           105%
      2000.............................           104%
      2001.............................           103%
      2002.............................           102%
      2003.............................           101%

and 100% at August 1, 2004, in each case together with accrued and unpaid interest to, but excluding, the Redemption Date; provided, however, that
                                                 --------  -------
interest installments whose Stated Maturity is on such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

     The Securities are not subject to redemption through operation of any sinking fund.

     In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     If a Fundamental Change (as defined in the Supplemental Indenture) occurs at any time prior to August 1, 2004, the Securities will be redeemable on the 30th day after notice thereof at the option of the Holder. Such payment shall be made at the following prices (expressed as a percentage of principal amount) in the event of a Fundamental Change occurring during the 12 month period beginning August 1 of the following years:

     Year                   Percentage          Year                Percentage
     ----                   ----------          ----                ----------
     1997 .............        107%             2001 ..............     103%
     1998 .............        106              2002 ..............     102
     1999 .............        105              2003 ..............     101
     2000 .............        104

and 100% at August 1, 2004; provided in each case that if the Applicable Price (as defined in the Supplemental Indenture) is less than the Reference Market Price (as defined in the Supplemental Indenture), the Company shall redeem such Securities at a price equal to the foregoing redemption price multiplied by the fraction obtained by dividing the Applicable Price by the Reference Market Price. In each case, the Company shall also pay accrued interest, if any, on such Securities to, but excluding, the Repurchase Date; provided, however, that
                                                        --------  -------
interest installments whose Stated Maturity is on such Repurchase Date will be paid to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Supplemental Indenture. The Company shall mail to all Holders a notice of the occurrence of a Fundamental Change and of the redemption right arising as a result thereof on or before the 10th day after the occurrence of such Fundamental Change. For a Security to be so repaid at the option of the Holder, the Company must receive at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, or, at the option of the Holder, the Corporate Trust Office of the Trustee, such Security with the form entitled "Option to Elect Redemption Upon a Fundamental Change" on the reverse thereof duly completed, together with such Securities duly endorsed for transfer, on or before the 30th day after the date of such notice (or if such 30th day is not a Business Day, the immediately succeeding Business Day).

     The indebtedness evidenced by this Security is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, and this Security is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee as his or her attorney-in-fact for any and all such purposes.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture, except that the Company will not be able to defease the right of the Holders to convert this Security pursuant to Article Fourteen of the Indenture.

     Subject to the provisions of the Indenture, the Holder of this Security is entitled, at its option, at any time on or before August 1, 2004 (except that, in case this Security or any portion hereof shall be redeemed, such right shall terminate with respect to this Security or portion hereof, as the case may be, so redeemed at the close of business on the first Business Day next preceding the date fixed for redemption as provided in the Indenture, unless the Company defaults in making the payment due upon redemption or except as otherwise provided in the Indenture), to convert any $1000 of principal of Notes held by such holder into the number of DSS Common Stock obtained by dividing $666.67 by the DSS Conversion Price (initially $30.833) and into the number of HDD Common Stock obtained by dividing $333.33 by the HDD Conversion Price (initially $30.833), as the HDD Conversion Price and the DSS Conversion Price may be adjusted from time to time, upon surrender of this Security, together with the conversion notice hereon duly executed, to be accompanied (if so required by the Company) by instruments of transfer, in form satisfactory to the Company and to the Trustee, duly executed by the Holder or by its duly authorized attorney in writing. Such surrender shall, if made during any period beginning at the close of business on a Regular Record Date and ending at the opening of business on the Interest Payment Date next following such Regular Record Date (unless this Security or the portion being converted shall have been called for redemption on a Redemption Date during the period beginning at the close of business on a Regular Record Date and ending at the opening of business on the first Business Day after the next succeeding Interest Payment Date, or if such Interest Payment Date is not a Business Day, the second such Business Day), also be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest (with certain exceptions provided in the Indenture), no adjustment is to be made on conversion for interest accrued hereon or for dividends on shares of Common Stock issued on conversion. The Company is not required to issue fractional shares upon any such conversion, but shall make adjustment therefor as provided in the Indenture. Each of the DSS Conversion Price and the HDD Conversion Price is subject to adjustment as provided in the Indenture. In the event of conversion of this Security in part only, a new Security or Securities for the unconverted portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of more than 50% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                 Abbreviations

     The following abbreviations, when used in the inscription of the face of this Security, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common             UNIF GIFT MIN ACT
     TEN ENT - as tenants  by the entireties
               (Cust)
     JT TEN  - as joint tenants with right of   Custodian_________under Uniform
               survivorship and not as tenants            (Minor)
               in common                        Gifts to Minors Act ___________
                                                                      (State)

    Additional abbreviations may also be used though not in the above list.

                               Conversion Notice

     To Quantum Corporation:

     The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of DSS Common Stock and HDD Common Stock of the Company in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and any Securities representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If this Notice is being delivered on a date after the close of business on a Regular Record Date and prior to the opening of business on the related Interest Payment Date (unless this Security or the portion thereof being converted has been called for redemption on a Redemption Date after the close of business on a Regular Record Date and prior to the opening of business on the first Business Day after the next succeeding Interest Payment Date, or if such Interest Payment Date is not a Business Day, the next such Business Day), this Notice is accompanied by payment, in funds acceptable to the Company, of an amount equal to the interest payable on such Interest Payment Date of the principal of this Security to be converted. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect hereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

        Principal Amount to be Converted
  (in an integral multiple of $1,000, if less
                   than all)
               $ __________

Dated:___________

                                                   _____________________________
                                                   _____________________________

                                                   Signature(s) must be
                                                   guaranteed by a qualified
                                                   guarantor institution with
                                                   membership in an approved
                                                   signature guarantee program
                                                   pursuant to Rule 17Ad-15
                                                   under the Securities Exchange
                                                   Act of 1934 if shares of DSS
                                                   Common Stock and HDD Common
                                                   Stock are to be delivered, or
                                                   Securities to be issued,
                                                   other than to and in the name
                                                   of the registered owner.

                                                   _____________________________
                                                   Signature Guaranty

     Fill in for registration of shares of DSS Common Stock, HDD Common Stock and Security if to be issued otherwise than to the registered Holder.


_______________________________                _________________________________
(Name)                                         Social Security or Other Taxpayer
                                               Identification Number

_______________________________
(Address)


_______________________________

                          OPTION TO ELECT REDEMPTION
                           UPON A FUNDAMENTAL CHANGE

To:  Quantum Corporation

     The undersigned registered owner of this Security hereby irrevocably acknowledges receipt of a notice from Quantum Corporation (the "Company") as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to redeem the entire principal amount of this Security, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Security at the redemption price, together with accrued interest to, but excluding, such date, to the registered Holder hereof.

Dated: _______________                        _______________________________

                                              _______________________________
                                              Signature(s)

                                              Signature(s) must be guaranteed by
                                              a qualified guarantor institution
                                              with membership in an __ approved
                                              signature guarantee program
                                              pursuant to Rule 17Ad-15 under the
                                              Securities Exchange Act of 1934.

                                              _______________________________
                                              Signature Guaranty

Principal amount to be redeemed
(in an integral multiple of $1,000, if less than all):

_____________________________________________

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.